EXECUTION COPY


             AMENDMENT NO. 3 TO CREDIT AGREEMENT


      AMENDMENT dated as of April 5, 1996 to the Credit Agreement dated as of March 25, 1994 as heretofore amended (the "Agreement") among AMERICAN PRESIDENT COMPANIES, LTD. (the "borrower"), the BANKS party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

     WHEREAS, the Borrower wishes to modify the Fixed Charge Coverage Covenant in Section 5.16 of the Agreement so that the Rent included in calculations thereunder as of the end of each of the first three fiscal quarters of 1996 will be determined on a prospective basis for the next four succeeding fiscal quarters rather than on a historical basis for the previous four fiscal quarters; and

      WHEREAS, the undersigned Banks are willing so to amend the Agreement;

      NOW, THEREFORE, the undersigned parties agree as follows:

      SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, from and after date on which this Amendment becomes effective as provided in Section 4 below, refer to the Agreement as amended hereby.

      SECTION 2.  Consolidated Fixed Charge Coverage  Ratio.
Section 5.16 of the Agreement is amended by adding the following proviso at the end of the definition of Consolidated Fixed Charge Coverage Ratio set forth therein:

            provided that the Rent to be included in calculating the Consolidated Fixed Charge Coverage Ratio for the periods of four consecutive fiscal quarters ending at the end of each of the first three fiscal quarters of 1996 (each such quarter end being a "date of determination") shall be the total rental expense which the Borrower and its Consolidated Subsidiaries are obligated to pay for the four consecutive fiscal quarters immediately following the date of determination, under all operating leases that are in effect at the date of determination and have initial noncancelable terms in excess of one year, all calculated on a consolidated basis in the same manner as total rental expense was calculated for purposes of the last sentence of Note 6 to the Borrower's consolidated financial statements for its fiscal year ended December 30, 1994.
      SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

       SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This amendment shall become effective on the date when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any such party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                         AMERICAN PRESIDENT COMPANIES, LTD.
                          By                   /s/ Thomas R.
Meier
                            Title: Assistant Treasurer

                         MORGAN GUARANTY TRUST COMPANY
                             OF NEW YORK
                          By                   /s/ Diana  H.
Imhof
                            Title: Vice President

                         BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION
                           By                     /s/  James
Johnson
                            Title: Vice President

                         THE FIRST NATIONAL BANK OF BOSTON
                           By                    /s/  Alicia
Szendiuch
                            Title: Director

                           THE  INDUSTRIAL  BANK  OF  JAPAN,
LIMITED
                           By                     /s/   Eiji
Tanaka
                            Title: Deputy General Manager

                         ABN AMRO NORTH AMERICA INC.,
                          AS AGENT FOR ABN AMRO BANK
                          By                   /s/ Daniel P.
Taylor
                            Title: Officer

                          By                   /s/ Diane  D.
Waggoner
                            Title: Group V.P. & Director

                         THE FIRST NATIONAL BANK OF CHICAGO
                          By                   /s/ Karen  J.
Andrews
                            Title: Vice President